EXHIBIT 10.28


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                         TRAVELCENTERS OF AMERICA, INC.





                             STOCKHOLDERS' AGREEMENT





                            Dated as of March 6, 1997







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                            TABLE OF CONTENTS


                                                                     PAGE
1.    Definitions......................................................2

2.    Transfers of Shares..............................................4
      (a)   Restrictions on Transfer...................................5
      (b)   Permitted Transfers by Management Stockholders.............5
      (c)   Condition to Permitted Transfers...........................6

3.    Share Certificates...............................................6
      (a)   Restrictive Endorsement....................................6
      (b)   Replacement Certificates...................................7
      (c)   Certificate as to Transferee...............................7

4.    Drag-Along Right.................................................8
      (a)   Sale of Stock..............................................8
      (b)   Merger.....................................................8

5.    Equitable Relief.................................................8

6.    Convertible Preferred Stock, Series II...........................8

7.    Compliance with Securities Laws.................................10

8.    Miscellaneous...................................................10
      (a)   Notices...................................................10
      (b)   Amendment.................................................11
      (c)   Termination...............................................11
      (d)   Waiver....................................................11
      (e)   Counterparts..............................................12
      (f)   Governing Law.............................................12
      (g)   Benefit and Binding Effect................................12
      (h)   Entire Agreement..........................................13
      (i)   Amendment to the Voting Trust Agreement...................13

9.    No Strict Construction..........................................13







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                        STOCKHOLDERS' AGREEMENT AMENDMENT


            AMENDMENT, dated as of          , 1997, to the STOCKHOLDERS'
                                   ---------
AGREEMENT, dated as of April 14, 1993 (the "Original Agreement" and as amended by this Amendment, the "Agreement"), by and among (i) TRAVELCENTERS OF AMERICA, INC., formerly National Auto/Truckstops Holdings Corporation, a Delaware corporation (the "Company"), (ii) each of the holders of voting trust certificates (the "Voting Trust Certificates") issued under the Voting Trust Agreement (as hereinafter defined) listed on Schedule I attached hereto (each, a "Certificate Holder" and collectively, the "Certificate Holders"), (iii) United States Trust Company of New York, as Voting Trustee (the "Voting Trustee") under such Voting Trust Agreement, (iv) each of the management employees of the Company listed on Schedule II attached hereto (such persons, together with any future employees of the Company or any of its subsidiaries who acquire Common Stock (as hereinafter defined) and who become parties to this Agreement, the "Management Stockholders"), (v) each person who acquires Common Stock upon exercise of a Stock Purchase Warrant (as hereinafter defined) and becomes a party to this Agreement (the "Additional Stockholders") and (vi) Clipper Capital Associates, L.P. (formerly Clipper Truckstops, L.P.), a Delaware limited partnership, National Partners, L.P., a Delaware limited partnership, National Partners II, L.P., a Delaware limited partnership, National Partners III, L.P., a Delaware limited partnership and Clipper/Merchant I, L.P. a Delaware limited partnership, each of which holds shares of Convertible Preferred Stock, Series I or Convertible Preferred


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Stock, Series II, par value $.01 per share, of the company (such series are collectively referred to herein together as "Preferred Stock") (each of such holders and their respective successive transferees as permitted hereunder are sometimes hereinafter referred to as a "Preferred Stockholder" and collectively, the "Preferred Stockholders," and together with the Additional Stockholders and the Management Stockholders, the "Stockholders").

            The parties to the Original Agreement wish to amend and restate the Original Agreement in its entirety and, accordingly, the parties hereto agree that the Original Agreement is hereby deleted in its entirety and the following substituted therefor:

      1.    DEFINITIONS.

            "Affiliate" of any person means (i) any other person directly or indirectly controlling, controlled by, or under common control with, such person, and (ii) a person owning or controlling more than 50% of the outstanding voting securities of such person.

            "Closing Date" means the date of this Agreement.

            "Control," with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

            "Disposition" means sale of the Company, by means either of a sale of all the capital stock or a merger or consolidation of the Company with or into another corporation, in each case prior to the consummation of a registered public offering of the Company's capital stock, which transaction is effected on the same terms and


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conditions for each holder of capital stock of the Company (including, without limitation, that each outstanding share of capital stock of the Company is entitled to the same amount and form of consideration per share, subject to "appropriate adjustment in the event of any split, reclassification, subdivision or combination of the outstanding shares of any of the Common Stock, the Convertible Preferred Stock, Series I or the Convertible Preferred Stock, Series II of the Company" (as such phrase is defined in the Company's Restated Certificate of Incorporation)), provided, however, that holders of Convertible Preferred Stock, Series II shall not be entitled to receive voting securities or capital stock of any entity to the extent that doing so would result in a violation of any applicable federal banking law or regulation, and such holders instead shall, to the extent necessary to avoid a violation of any applicable federal banking law or regulation, receive securities or capital stock conferring rights that are as nearly identical to (but no more favorable than) those received by such other holders of the company's capital stock as would not violate any applicable federal banking law or regulation (which may, if permitted by law or regulation, be a convertible security). The Company is entitled to rely conclusively upon the written statement of the holder of the Convertible Preferred Series II as to the status of any voting securities or capital stock to be received and the nature of any limitation on amount or the rights associated with such securities or capital stock necessary to comply with federal banking laws and regulations.

            "fully diluted basis" means assuming (i) the exercise of all then outstanding options, warrants and subscription or similar rights issued by the Company (whether or not then exercisable) for the purchase of voting securities of the


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Company (other than any unvested options issued to management employees of the
Company or any of its subsidiaries) and (ii) the conversion of any debt security or preferred stock (other than the Preferred Stock) of the Company that is convertible into voting securities of the Company (whether or not then convertible).

            "Management Subscription Agreement" means each Management Subscription Agreement between the Company and a Management Stockholder as the same may be amended from time to time.

            "Original Stockholders" means the Certificate Holders, the Management Stockholders and the Preferred Stockholders parties to this Agreement on the date hereof.

            "person" means any individual, partnership, corporation, joint venture, association, joint-stock company, trust, unincorporated organization, union, business association, firm, government or agency or political subdivision thereof, or other entity.

            "Public Offering" means an offering of Shares registered under the Securities Act of 1933, as amended, or any successor act (the "Securities Act").

            "Shares" means, collectively, shares of Common Stock and Preferred Stock.

            "Stock Purchase Warrant" shall mean a Stock Purchase Warrant issued by the Company pursuant to any Subordinated Note and Warrant Purchase Agreement, dated as of April 13, 1993, among the Company, the Subsidiary and the Purchaser party thereto.


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            The "Subsidiary" means National Auto/Truckstops, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company.

            "Voting Trust Agreement" means that certain Voting Trust Agreement dated as of April 14, 1993, as amended through the date hereof and as the same may be amended, from time to time, in accordance with Section 14.6 thereof, among the Company, the Voting Trustee and the Stockholders named therein.

      2.    TRANSFERS OF SHARES.

            (a) RESTRICTIONS ON TRANSFER. Each Management Stockholder agrees that, except in a transaction or transactions permitted by this Section 2, he or she shall not, either directly or indirectly, transfer, sell, assign, mortgage, hypothecate, pledge, create a security interest in or lien upon, encumber, give, place in trust, or otherwise voluntarily or involuntarily dispose of (collectively, "transfer") any of the shares of Preferred Stock or Common Stock held by him or her, including shares of Preferred Stock or Common Stock that may hereafter be acquired by such Stockholder. In addition, in the event that the Company effects a registered public offering of any shares of its capital stock, and in connection therewith, enters into an underwriting or similar agreement, each Stockholder and the Voting Trustee agree not to transfer any of the Voting Trust Certificates or Shares held by such Stockholder or the Voting Trustee, as the case may be, in violation of any standstill or similar provision (not to exceed 180 days and otherwise on commercially reasonable terms) contained in such underwriting or similar agreement, provided that such standstill provision is equally applicable to each class of Preferred Stock of the Company which is convertible into Common Stock of the Company.


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            (b) PERMITTED TRANSFERS BY MANAGEMENT STOCKHOLDERS. Each Management
Stockholder shall have the right to transfer, directly or indirectly, any of the shares of Common Stock held by him or her (i) to his or her parent, spouse, ex-spouse or child (or any trust for the benefit of any such parent, spouse, ex-spouse or child), (ii) pursuant to the laws of descent and distribution, and
(iii) as otherwise permitted or provided for in the Management Subscription Agreement.

            (c) CONDITION TO PERMITTED TRANSFERS. As a condition to any transfer permitted pursuant to this Section 2, each transferee that is not a party hereto shall, prior to such transfer, agree in writing to be bound by all of the provisions of this Agreement applicable to the transferor and no such transferee shall be permitted to make any transfer other than in accordance with the terms of this Agreement. Except as otherwise provided herein, each such transferee of Shares shall be entitled to the rights and privileges provided hereunder applicable to the transferee of such Shares, including the right to transfer such Shares, and shall be subject to all of the obligations and limitations with respect to such Shares, as the case may be, to the extent of the original transferee Stockholder under this Agreement.

            (d) Any Management Stockholder who enters into a separate stockholder agreement with the Company respecting Common Stock held by him or her shall be governed by the terms of such agreement and not the terms of this Agreement to the extent set forth in such other agreement.


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            3.    SHARE CERTIFICATES.

            (a) RESTRICTIVE ENDORSEMENT. Each Voting Trust certificate and each certificate representing Shares hereafter issued to a Stockholder subject to this Agreement shall be stamped with a legend in substantially the following form:

            "THIS CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AGREEMENT DATED AS OF APRIL 14, 1993, AS AMENDED, A COPY OF WHICH (INCLUDING ALL AMENDMENTS) IS ON FILE AT THE OFFICES OF THE COMPANY AND WILL BE FURNISHED TO ANY PROSPECTIVE PURCHASERS ON REQUEST. BY ACCEPTANCE OF THIS CERTIFICATE, EACH HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE STOCKHOLDERS' AGREEMENT."

            "THIS CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

The Voting Trustee and each Stockholder agrees that he, she or it will deliver all Voting Trust Certificates and/or certificates for Shares hereafter issued to him, her or it to the Company for the purpose of affixing such legend thereto.


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            (b) REPLACEMENT CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing Shares issued hereunder and of a bond or other indemnity (including an indemnity agreement) reasonably satisfactory to the Company and upon reimbursement to the Company of all reasonable expenses incident thereto, and upon surrender of such certificate, if mutilated, the Company will make and deliver a new certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated certificate.

            (c) CERTIFICATE AS TO TRANSFEREE. The Voting Trustee agrees to provide to the Company, concurrently with the transfer of any Voting Trust Certificates or shares of Common Stock represented by Voting Trust Certificates, the certificate received by the Voting Trustee pursuant to Section 7.2 of the Voting Trust Agreement.

      4.    DRAG-ALONG RIGHT.

            (a) SALE OF STOCK. In connection with the consummation of any Disposition structured as a sale of all of the outstanding capital stock of the Company, each of the Stockholders agrees to sell to the purchaser or purchasers in such Disposition all Shares held by such Stockholder.

            (b) MERGER. In connection with the consummation of any Disposition structured as a merger or consolidation of the Company, each of the Stockholders will (i) tender as required in connection therewith all Shares held by such Stockholder in connection with such merger or consolidation, and (ii) vote all of his, her or its Shares in favor of such merger (if such merger has been approved by the Board of Directors of the Company and by a resolution of holders of a majority of


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shares of capital stock of the Company) at any meeting held for such purpose and waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation.

      5. EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

      6. CONVERTIBLE PREFERRED STOCK, SERIES II. The parties hereto agree that, in the event any holder of shares of Convertible Preferred Stock, Series II delivers to the company a written request that such shares be granted additional rights not then attributable to a share of Convertible Preferred Stock, Series II but which are then attributable (or would be attributable if any such shares were outstanding) to a share of Convertible Preferred Stock, Series I (such additional rights specified in such written request being hereinafter referred to as "Additional Rights"), accompanied by an opinion of counsel to such holder, rendered by a law firm of national standing having expertise in federal banking laws reasonably acceptable to the Company, stating that the possession by such holder (or, if such holder did not acquire such shares upon original issuance from the Company, that the possession by such holder or any prior direct or indirect transferor to such holder) of shares having such Additional Rights is not prohibited by any federal banking law or regulation, the Stockholders shall vote their Shares so as to approve any amendments to the Company's restated certificate of incorporation, so that the Convertible Stock, Series II then held by such holder shall thereafter have attributable to them such


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Additional Rights (provided that such Additional Rights shall only be so attributable following tender of such shares to the Company for legending to reflect the fact that such shares have such Additional Rights attributable to them). Such Additional Rights may include, without limitation, the right to convert into shares of Common Stock without regard for the limitation imposed by the proviso to Section 4.3.2(f)(i) of the Company's restated Certificate of Incorporation and the right to vote, together as a single class with the Convertible Preferred Stock, Series I, on any matter on which such Convertible Preferred Stock, Series I has a vote. The Company shall deliver a copy of each written request and opinion of counsel referred to in the first sentence of this
Section 6, promptly after receipt thereof, to each member of the Board of Directors of the Company.

      7.    COMPLIANCE WITH SECURITIES LAWS.

            (a) The Voting Trustee and each Stockholder hereby acknowledge and agree that the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available.

            (b) Notwithstanding anything to the contrary contained herein, the Company may require, as a condition precedent to any transfer of Shares, the delivery by the transferor of an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer is permitted under the Securities Act and any applicable state securities laws.


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      8.    MISCELLANEOUS.

            (a) NOTICES. Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein shall be made by hard delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next day delivery: (i) in the case of the Company, to TravelCenters of America, Inc., 3100 West End Ave., Suite 200, P.O. Box 76, Nashville, TN 37202-0076 (Attention:
James F. Blackstock), (ii) in the case of the Voting Trustee, to United States Trust Company of New York, 14 West 47th Street, New York, New York 10036 (Attention: Corporate Trust), and (iii) in the case of any Stockholder, to the address of the party appearing under his, her or its name on Schedule I,
Schedule II, Schedule III or Schedule IV attached to the Original Agreement, as the case may be (or to such other address as has heretofore or hereafter may be designated by such party). Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            (b) AMENDMENT. The provisions of this Agreement may be amended by the approval of the holders of two-thirds of the outstanding shares of Common Stock and Preferred Stock acting together as a single class and the Company; provided that no such amendment shall increase the liabilities and obligations hereunder of any party hereto without the consent of such party.


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Notwithstanding the foregoing, no consent of the Voting Trustee or any
Stockholder shall be required in connection with any amendment hereof to add any person or entity as a Stockholder or to appropriately amend the schedules hereto.

            (c) TERMINATION. This Agreement shall terminate on the earliest to occur of (i) ten (10) years from April 14, 1993, or (ii) upon a Public Offering; provided, however, that each party hereto agrees to abide by any standstill or similar provision (not to exceed 180 days and otherwise on commercially reasonable terms) contained in an underwriting or similar agreement in connection with a Public Offering if such standstill provision is equally applicable to each class of Common Stock and Preferred Stock which is convertible into Common Stock.

            (d) WAIVER. No failure or delay an the part of the Voting Trustee or the Stockholders or any of them in exercising any right, power or privilege hereunder, and no course of dealing among the Company, the Voting Trustee and the Stockholders or any of them shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights and remedies which the Voting Trustee or the Stockholders or any of then would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Voting Trustee or the Stockholders or any of them to take any other or further action in any circumstances without notice or demand.


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            (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            (g) BENEFIT AND BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Voting Trustee, and their respective successors and assigns, and each of the Stockholders (including each Certificate Holder who ceases to be a party to the Voting Trust Agreement), and their respective executors, administrators and personal representatives and heirs and assigns. In the event that any part of this Agreement shall be held to be invalid or unenforceable, the remaining parts hereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part hereof.

            (h) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, discussions and understandings.

            (i) AMENDMENT TO THE VOTING TRUST AGREEMENT. The parties hereto agree that the Voting Trust Agreement is amendable or terminable by the Voting Trustee, acting in accordance with a vote of the holders of the majority of Voting Trust Certificates, and a vote of the holders of preferred stock of the Company (and the holders of Common Stock issued on Conversion of such preferred stock) who beneficially own more than 50% of such outstanding shares of stock. The parties


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hereto further agree that in no case will any amendment or termination of the
Voting Trust Agreement be valid without the consent of the Company.

      9. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

            IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.


                              TRAVELCENTERS OF AMERICA, INC.


                              By:   /s/ James W. George
                                    ------------------------------
                                    Title: Senior Vice President and
                                           Chief Financial Officer




                              UNITED STATES TRUST COMPANY OF
                              NEW YORK, as Voting Trustee


                              By:   /s/ Margaret M. Ciesmelewski
                                    ------------------------------
                                    Title:  Margaret M. Ciesmelewski
                                            Assistant Vice President


                              CLIPPER CAPITAL ASSOCIATES, L.P.


                              By:   Clipper Capital Associates, Inc.

                              Its:  General Partner

                              By:   /s/ Robert B. Calhoun
                                    ------------------------------
                                    Title:



                              NATIONAL PARTNERS, L.P.


                              By:   Clipper Capital Associates, L.P.

                              Its:  General Partner

                              By:   Clipper Capital Associates, Inc.

                              Its:  General Partner

                              By:   /s/  Robert B. Calhoun
                                    ------------------------------
                                    Title:




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                              NATIONAL PARTNERS II, L.P.


                              By:   Clipper Capital Associates, L.P.

                              Its:  General Partner

                              By:   Clipper Capital Associates, Inc.

                              Its:  General Partner


                              By:   /s/  Robert B. Calhoun
                                    ------------------------------
                                    Title:




                              NATIONAL PARTNERS III, L.P.


                              By:   Clipper Capital Associates, L.P.

                              Its:  General Partner

                              By:   Clipper Capital Associates, Inc.

                              Its:  General Partner

                              By:   /s/  Robert B. Calhoun
                                    ------------------------------
                                    Title:



                              CLIPPER/MERCHANT I, L.P.


                              By:   Clipper Capital Associates, L.P.

                              Its:  General Partner

                              By:   Clipper Capital Associates, Inc.

                              Its:  General Partner

                              By:   /s/  Robert B. Calhoun
                                    ------------------------------
                                    Title:




                                  15


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                              /s/ EDWIN P. KUHN
                              --------------------------------------
                              EDWIN P. KUHN


                              /s/ JAMES W. GEORGE
                              --------------------------------------
                              JAMES W. GEORGE


                              /s/ MICHAEL H. HINDERLITER
                              --------------------------------------
                              MICHAEL H. HINDERLITER


                              /s/ LARRY W. DOCKRAY
                              --------------------------------------
                              LARRY W. DOCKRAY


                              /s/ JOHN G. SMITH
                              --------------------------------------
                              JOHN G. SMITH


                              /s/ GEORGE J. FORBES
                              --------------------------------------
                              GEORGE J. FORBES


                              /s/ FRED L. SNELL
                              --------------------------------------
                              FRED L. SNELL


                              /s/ ARA A. BAGDASARIAN
                              --------------------------------------
                              ARA A. BAGDASARIAN


                              /s/ IVAN W. WAGNER
                              --------------------------------------
                              IVAN W. WAGNER


                              /s/ WILLIAM A. BARTKUS
                              --------------------------------------
                              WILLIAM A. BARTKUS



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                              /s/ JAMES F. BLACKSTOCK
                              --------------------------------------
                              JAMES F. BLACKSTOCK


                              /s/ KENNETH DONNER
                              --------------------------------------
                              KENNETH DONNER



                              SMITH BARNEY, Custodian for James F.
                              Blackstock IRA Account

                              By:   /s/ RANDY J. CAMPBELL
                                    ------------------------------
                                    Title: Vice President
                                           Portfolio Manager




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